================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                                IMH ASSETS CORP.

     (AS DEPOSITOR UNDER A SERIES 2004-8 INDENTURE DATED AS OF SEPTEMBER 29,
         2004, PROVIDING FOR, INTER ALIA, THE ISSUANCE OF COLLATERALIZED
                       ASSET-BACKED BONDS, SERIES 2004-8)


                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




              California                              333-117817                             33-0705301
              ----------                              ----------                             ----------
    (State or Other Jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
            Incorporation) Number)

                   1401 Dove Street
              Newport Beach, California                                                         92660
              -------------------------                                                         -----
       (Address of Principal Executive Offices                                               (Zip Code)


Registrant's telephone number, including area code:  (949) 475-3600
                                                     --------------

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

Description of the Mortgage Pool

         On or about September 29, 2004, the Registrant will cause the issuance and sale of approximately $1,600,270,000 initial principal amount of Collateralized Asset-Backed Bonds, Series 2004-8 (collectively, the "Bonds") pursuant to an Indenture, dated as of September 29, 2004, between Impac CMB Trust Series 2004-8, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

Collateral Term Sheets

         Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective investors certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Bonds and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


                  EXHIBIT NO.                         DESCRIPTION
                  -----------                         -----------
                      99.1                Collateral Term Sheets (as defined in
                                          Item 8.01) that have been provided by
                                          Merrill Lynch, Pierce, Fenner & Smith
                                          Incorporated (the "Underwriter") to
                                          certain prospective purchasers of
                                          Impac CMB Trust Series 2004-8,
                                          Collateralized Asset-Backed Bonds,
                                          Series 2004-8.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2004

                                              IMH ASSETS CORP.


                                              By: /s/ Richard J. Johnson
                                                  ---------------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

                                Index to Exhibits
                                -----------------



                                                                                               SEQUENTIALLY
     EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
     -----------                                -----------                                   -------------
        99.1           Collateral  Term  Sheets  (as  defined in Item 8.01) that have               P
                       been  provided  by  Merrill  Lynch,  Pierce,  Fenner  &  Smith
                       Incorporated  (the   "Underwriter).   to  certain  prospective
                       purchasers  of Impac CMB Trust Series  2004-8,  Collateralized
                       Asset-Backed Bonds, Series 2004-8.

                                  EXHIBIT 99.1

                                 FILED BY PAPER